CREDIT SUISSE COMMODITY STRATEGY FUNDS
Credit Suisse Commodity Return Strategy Fund
CREDIT SUISSE OPPORTUNITY FUNDS
Credit Suisse Floating Rate High Income Fund
Credit Suisse Managed Futures Strategy Fund
Credit Suisse Strategic Income Fund
(collectively, the “Funds”)

Supplement to the Statutory Prospectus

The following information supersedes certain information in the Funds’ Statutory Prospectus dated February 28, 2021

In the Funds’ Statutory Prospectus the section entitled “Choosing a Class of Shares - Main Features - Class C” the fourth bullet point and the section entitled “Other Shareholder Information - Class C Shares — Reinstatement Privilege” the second paragraph are deleted in their entirety and replaced with the following:

•  Effective June 30, 2021, if you are holding Class C shares directly with a fund, upon the eight year anniversary of the purchase of your Class C shares, your Class C shares will automatically convert to Class A shares of the same fund.  For all Class C shares of a fund held through a financial intermediary, your Class C Shares will be subject to the Class C conversion policy of the financial intermediary and it is the financial intermediary’s responsibility, and not the fund’s, to keep records and to ensure that the shareholder is credited with the proper holding period.  Not all financial intermediaries are able to track the aging of share lot purchases in order to credit individual shareholders’ holding periods.  In particular, group retirement plans held through third party intermediaries that hold Class C shares in an omnibus account, in certain instances, do not track participant level share lot aging.  Please consult with your financial intermediary about your eligibility to exercise this conversion privilege.

Shareholders should retain this supplement for future reference.

Dated: June 21, 2021	16-0621 for CS-PRO 2021-003